ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Research and development	$ 4,070	$ 1,760
Legal and consulting	614	581
License royalties	85	108
Payroll and Reimbursement	703	727
Other	289	149
Total	$ 5,761	$ 3,325